Summary Prospectus June 23, 2017, as supplemented
Virtus Seix Core Bond Fund
A: STGIX	I: STIGX	R: SCIGX	R6: STGZX	T: STCBX

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, statement of additional information (SAI), annual report and other information about the fund online at virtus.com/products/prospectuses.
You can also get this information at no cost by calling 800-243-1574 or by sending an e-mail to: virtus.investment.partners@virtus.com. If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the prospectus and other information will also be available from your financial intermediary.
The fund’s prospectus and SAI, both dated June 23, 2017, as supplemented, are incorporated by reference into this Summary Prospectus.

Investment Objective
The fund has an investment objective of seeking to maximize long term total return through a combination of current income and capital appreciation, consistent with capital preservation.
Fees and Expenses
The tables below illustrate the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Funds. You may qualify for sales charge discounts in Class T Shares if you invest at least $250,000 in the fund. Information about these and other discounts is available: (i) from your financial advisor or other financial intermediary; (ii) under “Sales Charges” on page 196 of the fund’s statutory prospectus; (iii) with respect to purchase of shares through specific intermediaries, in Appendix A to the fund’s statutory prospectus, entitled “Intermediary Sales Charge Discounts and Waivers;” and (iv) under “Alternative Purchase Arrangements” on page 131 of the fund’s statement of additional information.
The Virtus Seix Core Bond Fund, a series of Virtus Asset Trust, is the successor of the RidgeWorth Seix Core Bond Fund, a series of RidgeWorth Funds (“Predecessor Fund”), resulting from a reorganization of the Predecessor Fund with and into the fund.
Shareholder Fees (fees paid directly from your investment)	Class A	Class I	Class R6	Class R	Class T
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	3.75%	None	None	None	2.50%
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class I	Class R6	Class R	Class T
Management Fees	0.25%	0.25%	0.25%	0.25%	0.25%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%	None	None	0.50%	0.25%
Other Expenses	0.30%(a)	0.41%(a)	0.25%(a)	0.30%(a)	0.30%(b)
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	0.81%	0.67%	0.51%	1.06%	0.81%
Less: Fee Waivers and/or Expense Reimbursements(c)	-0.16%	-0.16%	-0.14%	-0.14%	-0.16%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements(c)	0.65%	0.51%	0.37%	0.92%	0.65%
(a)
Restated to reflect current fees and expenses.

(b)
Estimated for current fiscal year, as annualized.

(c)
The fund’s investment adviser has contractually agreed to limit the fund’s total operating expenses (excluding front-end or contingent deferred loads, taxes, leverage expenses, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation) and acquired fund fees and expenses, if any) so that such expenses do not exceed 0.64% for Class A Shares, 0.50% for Class I Shares, 0.91% for Class R Shares, 0.36% for Class R6 Shares and 0.64% for Class T Shares through July 31, 2019. Following the contractual period, the adviser may discontinue these expense reimbursement arrangements at any time. Under certain conditions, the adviser may recapture operating expenses reimbursed under these arrangements for a period of three years following the date on which such reimbursement occurred.

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. It shows your costs if you sold your shares at the end of the period or continued to hold them. The example also assumes that your investment has a 5% return each year, that the fund’s operating expenses remain the same and that the expense reimbursement agreement remains in place for the contractual period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$439	$592	$777	$1,310
Class I	Sold or Held	$52	$181	$341	$803
Class R	Sold or Held	$94	$309	$557	$1,268
Class R6	Sold or Held	$38	$135	$257	$613
Class T	Sold or Held	$315	$470	$657	$1,197
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the Predecessor Fund’s portfolio turnover rate was 210% of the average value of its portfolio.
Investments, Risks and Performance
Principal Investment Strategies
The fund invests in various types of income-producing debt securities including mortgage- and asset-backed securities, government and agency obligations, and corporate obligations. The fund may invest in debt obligations of U.S. and non-U.S. issuers, including investment grade rated emerging market debt. The fund’s investment in non-U.S. issuers may at times be significant.
Under normal circumstances, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in investment grade fixed income securities. These securities will be chosen from the broad universe of available fixed income securities rated investment grade, or unrated securities that the subadviser believes are of comparable quality.
There are no limits on the fund’s average-weighted maturity or on the remaining maturities of individual securities in which the fund may invest. The subadviser may retain securities if the rating of the security falls below investment grade if the subadviser deems retention of the security to be in the best interest of the fund. Such securities are sometimes referred to as “junk bonds.” The fund may also invest a portion of its assets in securities that are restricted as to resale. As a result of its investment strategy, the fund’s portfolio turnover rate may be 100% or more.
In selecting investments for purchase and sale, the subadviser generally selects a greater weighting in corporate obligations and mortgage-backed securities relative to the fund’s comparative benchmark, and a lower relative weighting in U.S. Treasury and government agency issues.
The subadviser anticipates that the fund’s modified-adjusted duration will mirror that of the Bloomberg Barclays U.S. Aggregate Bond Index, plus or minus 20%. For example, if the duration of the Bloomberg Barclays U.S. Aggregate Bond Index is 5 years, the fund’s duration may be 4-6 years. As of March 31, 2017, the duration of the Bloomberg Barclays U.S. Aggregate Bond Index was 5.99 years. Duration measures a bond or fund’s sensitivity to interest rate or other changes (such as changes in a bond’s yield) and is expressed as a number of years. The higher the number, the greater the risk. Under normal circumstances, for example, if a portfolio has a duration of 5 years, its value will change by 5% if yields change by 1%. Shorter duration bonds generally result in lower expected volatility.
In addition, to implement its investment strategy, the fund may buy or sell derivative instruments (such as swaps, including credit default swaps, futures, credit linked notes, options, inverse floaters, and warrants) to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or credit risks. The fund may also utilize Treasury Inflation Protection Securities (“TIPS”) opportunistically. The fund may count the market value of certain derivatives with investment grade fixed income characteristics and TIPS towards its policy to invest, under normal circumstances, at least 80% of its net assets in fixed income securities.
Principal Risks
The fund may not achieve its objective(s), and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease. Purchase and redemption activities by fund shareholders may impact the management of the fund and its ability to achieve its investment objective(s). The redemption by one or more large shareholders or groups of shareholders of their holdings in the fund could have an adverse impact on the remaining shareholders in the fund including by accelerating the realization of capital gains and increasing the fund’s transaction costs. The principal risks of investing in the fund are:
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Credit Risk. The risk that the issuer of a security will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of the security to decline. Debt securities rated below investment grade are especially susceptible to this risk.

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Derivatives Risk. The risk that the fund will incur a loss greater than the fund’s investment in, or will experience greater share price volatility as a result of investing in, a derivative contract. Derivatives may include, among other things, futures, options, forwards and swap agreements and may be used in order to hedge portfolio risks, create leverage, or to attempt to increase yield.

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Emerging Market Investing Risk. The risk that prices of emerging markets securities will be more volatile, or will be more greatly affected by negative conditions, than those of their counterparts in more established foreign markets.

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High-Yield/High-Risk Fixed Income Securities (Junk Bonds) Risk. The risk that the issuers of high-yield/high-risk securities in the fund’s portfolio will default, that the prices of such securities will be volatile, and that the securities will not be liquid.

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Foreign Investing Risk. The risk that the prices of foreign securities in the fund’s portfolio will be more volatile than those of domestic securities, or will be negatively affected by currency fluctuations, less regulated or liquid securities markets, or economic, political or other developments.

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Inflation Protected Investing Risk. The risk that inflation-protected securities will react differently from other fixed income securities to changes in interest rates. The values of inflation-protected securities are anticipated to change in response to changes in “real” interest rates, which represent nominal (stated) interest rates reduced by the expected impact of inflation. Generally, the value of an inflation-protected security will fall when real interest rates rise and will rise when real interest rates fall.

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Interest Rate Risk. The risk that when interest rates rise, the values of the fund’s debt securities, especially those with longer maturities, will fall.

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Market Volatility Risk. The risk that the value of the securities in which the fund invests may go up or down in response to the prospects of individual issuers and/or general economic conditions. Such price changes may be temporary or may last for extended periods.

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Mortgage-Backed and Asset-Backed Securities Risk. The risk that changes in interest rates will cause both extension and prepayment risks for mortgage-backed and asset-backed securities in which the fund invests, or that an impairment of the value of collateral underlying such securities will cause the value of the securities to decrease.

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Portfolio Turnover Risk. The risk that the fund’s principal investment strategies will result in a consistently high portfolio turnover rate. See the Portfolio Turnover section above for more information about the impact that portfolio turnover can have on your investment.

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Unrated Fixed Income Securities Risk. The risk that the subadviser will be unable to accurately assess the quality of an unrated fixed income security, so that the fund invests in a security with greater risk than intended, or that the liquidity of unrated fixed income securities in which the fund invests will be hindered, making it difficult for the fund to sell them.

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U.S. Government Securities Risk. The risk that U.S. Government securities in the fund’s portfolio will be subject to price fluctuations, or that an agency or instrumentality will default on an obligation not backed by the full faith and credit of the United States.

Performance Information
The bar chart and table below provide some indication of the potential risks of investing in the fund. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future. The fund has adopted the past performance of the Predecessor Fund as its own. The Predecessor Fund and the fund have identical investment objectives and strategies.
The bar chart shows changes in the fund’s performance from year to year over a 10-year period. The table shows how the fund’s average annual returns compare to those of a broad-based securities market index that reflects the market sectors in which the fund invests. Updated performance information is available at virtus.com or by calling 800-243-1574.
As of the date of this prospectus, Class T Shares had not begun operations; therefore, performance information for Class T Shares is not shown here.
Calendar year total returns for Class I Shares
Returns do not reflect sales charges applicable to other share classes and would be lower if they did.
Year-to-date performance (through December 31, 2016) is 0.90%
Average Annual Total Returns (for the periods ended 12/31/16)
Returns reflect deduction of maximum sales charges and full redemption at end of periods shown.
	1 Year	5 Years	10 Years	Since Inception Class R (7/31/09)	Since Inception Class R6 (8/3/15)
Class I
Return Before Taxes	3.03%	2.08%	4.73%	—	—
Return After Taxes on Distributions	1.45%	0.88%	3.14%	—	—
Return After Taxes on Distributions and Sale of Fund Shares	1.84%	1.14%	3.16%	—	—
Class A
Return Before Taxes	-0.88%	1.06%	4.06%	—	—
Class R
Return Before Taxes	2.71%	1.65%	—	3.08%	—
Class R6 Shares
Return Before Taxes	3.27%	—	—	—	1.69%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	2.65%	2.23%	4.35%	3.73%	1.67%
The Bloomberg Barclays U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis. The index is unmanaged and not available for direct investment.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown only for Class I Shares; after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities.
Management
The fund’s investment adviser is Virtus Fund Advisers, LLC.
The fund’s subadviser is Seix Investment Advisors, LLC (“Seix”).
Portfolio Management
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Carlos Catoya, Managing Director and Portfolio Manager, has been a member of the fund’s management team since 2015.

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James F. Keegan, Chairman, Chief Investment Officer and Senior Portfolio Manager of Seix, has been a member of the fund’s management team since 2008.

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Michael Rieger, Managing Director and Senior Portfolio Manager of Seix, has been a member of the fund’s management team since 2007.

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Perry Troisi, Managing Director and Senior Portfolio Manager of Seix, has been a member of the fund’s management team since 2004.

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Jonathan Yozzo, Managing Director and Portfolio Manager, has been a member of the fund’s management team since 2015.

Purchase and Sale of Fund Shares
Minimum initial investments applicable to Class A Shares:
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$2,500, generally

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$100 for Individual Retirement Accounts (IRAs), systematic purchase or exchange accounts

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No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans

Minimum additional investments applicable to Class A Shares:
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$100, generally

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No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans

For Class I Shares, the minimum initial purchase is $100,000; there is no minimum for additional purchases.
For Class R Shares, there is no minimum initial investment and there is no minimum for additional purchases. Class R Shares are available only through various third-party intermediaries that offer employer-sponsored defined contribution retirement plans and other retirement plan platforms, including brokers, dealers, banks, insurance companies, retirement plan record-keepers and others, in each case provided that plan level or omnibus accounts are held on the books of the fund.
Class R6 Shares are available only to the following investors without a minimum initial investment or minimum additional purchases: certain employer-sponsored retirement plans, including Section 401(k), 403(b) and 457, profit-sharing, money purchase pension and defined benefit plans and non-qualified deferred compensation plans, in each case provided that plan level or omnibus accounts are held on the books of the fund. Other institutional investors may be permitted to purchase Class R6 Shares subject to the fund’s determination of eligibility and may be subject to a $2,500,000 minimum initial investment requirement.
Class T Shares are available only through financial intermediaries. Your financial intermediary will provide you with the information you need to open an account and to buy or sell Class T Shares.
In general, you may buy or sell shares of the fund by mail or telephone on any business day. You also may buy and sell shares through a financial advisor, broker-dealer or other financial intermediary.

c/o Virtus Mutual Funds
P.O. Box 9874
Providence, RI 02940-8074
86019-17

Taxes
The fund’s distributions are taxable to you as either ordinary income or capital gains, except when your investment is through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment.
No compensation, administrative payments, sub-transfer agency payments or service payments are paid to brokers or other entities from fund assets or the Distributor’s or an affiliate’s resources on sales of or investments in Class R6 Shares. Class R6 Shares do not carry sales commissions or pay Rule 12b-1 fees, or make payments to brokers or other entities to assist in, or in connection with, the sale of the fund’s shares.
Ask your financial advisor or visit your financial intermediary’s Web site for more information.